EXHIBIT 23.3


                               CONSENT OF COUNSEL

     We hereby consent to the use of our opinion included herein as an Exhibit to the Amendment No. 1 to the Registration Statement on Form S-8 of Whitman Education Group, Inc. dated January 15, 1998 and to any references to this firm in such Amendment and the documents incorporated therein by reference.

                                           /S/ STEARNS WEAVER MILLER WEISSLER
                                               ALHADEFF & SITTERSON, P.A.
                                           ------------------------------------
                                           STEARNS WEAVER MILLER WEISSLER
                                           ALHADEFF & SITTERSON, P.A.



Miami, Florida
January  15, 1998